                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                              -------------------

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              -------------------

                                 April 1, 1997

                Date of Report (Date of Earliest Event Reported)

                              BARNETT BANKS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Florida                       1-7901                  59-0560515
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
     of Incorporation)                  Number)             Identification No.)

                             50 North Laura Street
                             Jacksonville, Florida
                    (Address of Principal Executive Offices)

                                     32202
                                   (Zip Code)

                                 (904) 791-7720
                (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
            (Former Name or Former Address, if Changed Since Last Report)


ITEM 5.  OTHER EVENTS

         On April 1, 1997, Barnett Banks, Inc., a Florida corporation (the "Registrant"), announced that it had completed its previously announced acquisition of Oxford Resources Corp. Under the terms of the transaction, Oxford shareholders received 0.9085 shares of Barnett common stock for each share of Oxford Common stock.

          The press release issued by the Registrant with respect to the announcement of the transaction described herein is attached hereto as
Exhibit 99 and is hereby incorporated herein by reference in its entirety.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)       Financial Statements of the Business Acquired.

          Not applicable.

(b)       Pro Forma Financial Information.

          Not applicable.

(c)       Exhibits.

             99            Press Release dated April 1, 1997.


                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BARNETT BANKS, INC.

                                       By:  /s/  Gregory M. Delaney
                                           Name:  Gregory M. Delaney
                                           Title: Controller

Date:  April 7, 1997

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[BARNETT LOGO]
                                                            BARNETT BANKS, INC.
                                                       For further information:

                                         MEDIA                         ANALYSIS
                                         -----                         --------

                                         David Palombi              John Glover
                                         791-5013-office        791-7627-office
                                         363-3101-home            346-0253-home
                                         Area Code 904            Area Code 904

FOR IMMEDIATE RELEASE
---------------------
April 1, 1997

BARNETT COMPLETES ACQUISITION OF OXFORD RESOURCES

     JACKSONVILLE, Fla. -- Barnett Banks, Inc. today completed the acquisition of Oxford Resources Corp., the nation's largest independent automobile leasing company. Under the terms of the transaction, Oxford shareholders received 0.9085 shares of Barnett common stock for each share of Oxford common stock in a tax-free exchange.

     Oxford, based in Melville, N.Y., provides leases and loans for new and used automobiles through more than 2,000 auto dealers in 21 states across the country. Through its national dealer network, Oxford's total lease and loan originations in 1996 totaled approximately $1 billion.

     With more than $40 billion in assets, Barnett Banks, Inc. is the leading financial institution in Florida and ranked in the top 25 in the United States. The company provides a complete line of banking and related financial services to consumers and businesses. Barnett stock (BBI) is listed on the New York Stock Exchange.

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